UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2021

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 2, 2021, Corporate Office Properties Trust (“COPT”) and Corporate Office Properties, L.P. (“COPLP”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among themselves and Wells Fargo Securities, LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and PNC Capital Markets LLC, acting on behalf of themselves and as representatives of the several underwriters listed on Schedule I thereto, in connection with COPLP’s issuance and sale of $400,000,000 aggregate principal amount of 2.900% Senior Notes due 2033 (the “Notes”). The Notes will be fully and unconditionally guaranteed by COPT. Subject to customary closing conditions, the offering is expected to close on or about November 17, 2021. The Notes were offered pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission, including a base prospectus, dated April 8, 2019, and a prospectus supplement, dated November 2, 2021, filed with the Securities and Exchange Commission on November 4, 2021.

The Underwriting Agreement contains various representations, warranties and agreements by COPLP, conditions to closing, indemnification rights and obligations of the parties. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated as of November 2, 2021, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P., and Wells Fargo Securities, LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and PNC Capital Markets LLC, acting on behalf of themselves and as representatives of the several underwriters listed on Schedule I thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST

/s/ Anthony Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

Dated:	November 5, 2021

2